================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               ----------------

                                    FORM 8-K

                               ----------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                August 16, 2000
                          ____________________________
                Date of report (Date of earliest event reported)

                         ASSISTED LIVING CONCEPTS, INC.
             (exact name of registrant as specified in its charter)


           NEVADA                                          1-13498                             93-1148702
-------------------------------                     ----------------------                  ----------------
(State or other jurisdiction of                     Commission File Number                  (I.R.S. Employer
incorporation or organization)                                                           Identification Number)


          11835 NE Glenn Widing Drive, Bldg E, Portland, OR 97220-9057
       _________________________________________________________________
              (Address of Principal Executive Offices) (Zip Code)

                                (503) 252-6233
       _________________________________________________________________
             (Registrant's telephone number, including area code)

                                Not Applicable
       _________________________________________________________________
        (Former name or former address, if changed since last report.)

================================================================================
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ITEM 5.  OTHER EVENTS.

   On August 16, 2000, Assisted Living Concepts, Inc. (the "Company") and certain of its past and present officers and directors (the "Plaintiffs") filed a lawsuit (the "Lawsuit") against National Union Fire Insurance Company of Pittsburg, PA. and Federal Insurance Company, each of which has issued policies insuring the Company and its directors and officers against certain losses, including alleged securities law claims.

   The Lawsuit arises out of insurance coverage disputes in conjunction with an offer of settlement in In Re Assisted Living Concepts, Inc. Securities Litigation, the Amended and Consolidated Class Action Complaint of which was filed in the United States District Court in the District of Oregon.
(The Plaintiffs are among the named defendants in that securities litigation.)

   For further details, see a copy of the complaint filed in the
Lawsuit, which is an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.
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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b)  None.

(c) The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

             99. Complaint, dated August 16, 2000

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASSISTED LIVING CONCEPTS, INC.



                                        By:  /s/ Sandra Campbell
                                           -----------------------------------
                                           Name:  Sandra Campbell
                                           Title: Secretary

Date: August 17, 2000

                                 EXHIBIT INDEX


EXHIBIT NO.                  DOCUMENT DESCRIPTION

99.                  Complaint, dated August 16, 2000